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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):  May 15, 2000

                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
                   ------------------------------------------
             (Exact Name of registrant as specified in its charter)

CALIFORNIA                               0-15949                 94-2862863
----------                               -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File number)          Identification No.)

75 ROWLAND WAY, NOVATO, CA                                          94945
--------------------------                                          -----
(Address of principal  executive offices)                         (ZIP Code)

                                 (415) 878 4000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 5. OTHER MATTERS

As previously disclosed in its filings with the Securities and Exchange Commission (the "SEC"), International Microcomputer Software, Inc. ("IMSI") has been responding to comments issued by the SEC's Division of Corporate Finance to resolve questions relating to its registration statements on Form S-3 in June 1999, its Form 10-K for the year ended June 30, 1999 and its Form 10-Q for the quarter ended September 30, 1999.

In order to respond to the SEC's questions, we have proposed certain amendments to these filings in order to improve the disclosures made. These amendments also include a proposed restatement of our fiscal 1999 financial statements to reduce the amount recorded as an extraordinary loss realized upon the conversion of certain debt instruments into shares of IMSI common stock.

On May 10, 2000, IMSI provided the SEC with additional information on these matters and the SEC is reviewing such information. As part of its reporting requirements, IMSI is required to transmit correspondence with the SEC through the EDGAR filing system using a "CORRESPONDENCE" tag. The May 10, 2000, information provided to the SEC was filed without this "CORRESPONDENCE" tag, and as a result, was inadvertently made available to the public.

The Form 10K/A filed by IMSI on May 18, 2000 (SEC File No. 000-15949), and the Form 10-Q/A filed by IMSI on May 15, 2000 (SEC File No. 000-15949), should not have been made available to the public and the information contained in each filing, including the financial statements filed therewith, should not be relied upon. Our auditors have not completed their work relative to these proposed amendments and have not issued an audit report relative to the amended financial statements included in the Form 10-K/A. Accordingly, the audit reports and consents of independent accountants included in the filing do not pertain to the financial statements included in the filing and should not be relied upon.

Once we have answered all of the questions raised by the SEC relative to our filings, we will file amended Forms 10-K and 10-Q for the above referenced periods, including the required independent accountants reports and consents.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

DATE: May 24, 2000                 INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.


                                   By: /s/ Geoffrey B. Koblick
                                       ____________________________________
                                       Geoffrey B. Koblick
                                       President & Chief Executive Officer
                                       (Principal Executive Officer)